Exhibit 99.1

Mid-Wisconsin Financial Services, Inc. Reports Financial Results for the Fourth Quarter and Year-End 2006 Results

January 29, 2007
Medford, Wisconsin

Mid-Wisconsin Financial Services, Inc. (OTCBB: MWFS.OB), the holding company of Mid-Wisconsin Bank headquartered in Medford, WI, reported a 2006 fourth quarter net loss of $1.8 million, or ($1.11) per diluted share, compared to net income of $1.1 million, or $0.62 per diluted share for the fourth quarter of 2005. As reported on Form 8-K filed January 22, 2007, the 2006 results were negatively impacted by the recording on a specific loan loss provision of $4.6 million or $2.75 million on an after-tax basis related to loans made by its principal subsidiary, Mid-Wisconsin Bank ("Bank"), to a business entity and its owners. The effect of providing the additional loan loss expense was a reduction of $1.67 per share on a diluted basis. Excluding the impact of the additional provision for loan losses, net income would have been $.9 million or $.56 per share for the fourth quarter of 2006.

Net income for the year ended December 31, 2006 was $1.1 million or $.66 per diluted share as compared to $4.4 million or $2.57 per fully diluted share in 2005. Return on average assets (ROA) for 2006 was .25% compared to 1.06% in 2005. Return on equity (ROE) for 2006 was 3.07% versus 12.04% in 2005.

Nonperforming assets at year end 2006 include $5.1 million in loans to the impaired borrower described above. The potential repurchase of certain loan participations related to this relationship is also included in the additional provision of $4.6 million. Excluding this additional specific provision, the allowance for loan losses was $3.6 million or 1.02% of year-end loans. The Bank has performed additional work in the loan areas as well as retained outside consultants to evaluate the accuracy of risk grades assigned to the credits reviewed, complete financial and documentation checklists, and provide feedback on the observed credit administration practices. Based on the internal and external reviews performed, we believe that the allowance for loan losses is adequate as of December 31, 2006.

Mid-Wisconsin Financial Services, Inc., headquartered in Medford, Wisconsin, is the holding company of Mid-Wisconsin Bank which operates thirteen retail banking locations throughout central and northern Wisconsin serving markets in Clark, Eau Claire, Lincoln, Marathon, Oneida, Price and Taylor counties. A new branch in Eagle River is expected to open in April. In addition to traditional loan and deposit products, the Bank offers trust, discount and full-service brokerage services, insurance services through its subsidiary Mid-Wisconsin Wealth Management and also performs residential real estate appraisals and title insurance services through a corporate subsidiary, Excel Real Estate Services, Inc.

This press release contains forward-looking statements or comments, including our estimate of the impact of the expected loss on our financial results. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's view as of any subsequent date. Forward-looking estimates and statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this filing. Factors that may cause such differences include additional information concerning fourth quarter results. Additional factors that that may cause actual results to differ materially from those expressed in the forward-looking statements include (i) other risks and assumptions described in Mid-Wisconsin's Annual Report on Form 10-K for the year ended December 31, 2005 under the headings "Forward-Looking Statements" and "Risk Factors" which factors are incorporated herein by reference, and (ii) such other factors as may be described in other Mid-Wisconsin filings with the Securities and Exchange Commission ("SEC"). We specifically disclaim any obligation to update factors or to publicly announce the result of revisions to any of the forward-looking statements or comments included herein to reflect future events or developments.

Mid-Wisconsin Financial Services, Inc.
Financial Information
(unaudited)
                                                       Three Months Ended                      Twelve Months Ended
                                              December       December                  December       December
                                                 31,            31,       Percent         31,            31,       Percent
                                                2006           2005       Change         2006           2005       Change
(in thousands)
Interest and dividend income:
  Loans, including fees                        $6,984         $5,672       23.1%       $25,758        $20,224       27.4%
  Securities
     Taxable                                      675            585       15.4%         2,501          2,323        7.7%
     Tax-exempt                                   232            226        2.7%           906            936       -3.2%
  Other interest and dividend income              113            105        7.6%           454            467       -2.8%
Total interest and dividend income              8,004          6,588       21.5%        29,619         23,950       23.7%
Interest expense:
  Deposits                                      3,235          1,903       70.0%        11,033          6,087       81.3%
  Short-term borrowings                           206            211       -2.4%           945            809       16.8%
  Long-term Borrowings                            530            534       -0.7%         2,074          1,885       10.0%
Total interest expense                          3,971          2,648       50.0%        14,052          8,781       60.0%
Net interest income                             4,033          3,940        2.4%        15,567         15,169        2.6%

Provision for loan losses                       4,750             90         NM          5,133            342         NM
Non-interest income:
  Service fees                                    340            230       47.8%         1,111            895       24.1%
  Trust service fees                              232            234       -0.9%           917            908        1.0%
  Investment product commissions                   77             83       -7.2%           334            261       28.0%
  Other operating income                          256            287      -10.8%         1,086          1,248      -13.0%
Total non-interest income                         905            834        8.5%         3,448          3,312        4.1%
Non-interest expenses:
  Salaries and employee benefits                1,804          1,775        1.6%         7,372          6,614       11.5%
  Occupancy                                       409            359       13.9%         1,681          1,377       22.1%
  Data processing and information systems         210            152       38.2%           734            524       40.1%
  Other operating expenses                        961            760       26.4%         2,959          2,961       -0.1%
Total non-interest expenses                     3,384          3,046       11.1%        12,746         11,476       11.1%

Income (loss) before taxes                     (3,196)         1,638     -295.1%         1,136          6,663      -83.0%
Provision (benefit) for income taxes           (1,368)           576     -337.5%            41          2,275      -98.2%
Net income (loss)                             ($1,828)        $1,062     -272.1%        $1,095         $4,388      -75.0%

                                                   Three Months Ended        Twelve Months Ended
                                                  December     December     December     December
                                                     31,          31,          31,          31,
                                                    2006         2005         2006         2005
 PER SHARE DATA
Basic earnings (loss) per share                   ($1.10)       $0.62        $0.67        $2.57
Diluted earnings (loss) per share                  (1.11)        0.62         0.66         2.57
Book value per share                               20.82        21.93        20.82        21.93
Dividends per share                                 0.22         0.22         1.28         1.28
Dividend payout ratio                                NM          35.3%       191.0%        49.8%
Average shares outstanding-basic (in 000's)        1,639        1,704        1,644        1,704
Average shares outstanding-diluted (in 000's)      1,643        1,706        1,648        1,706
Stock Price Information:
   High Bid                                       $37.90       $35.40       $38.25       $35.50
   Low Bid                                         37.75        32.90        35.40        32.90
  Bid price at quarter end                         37.90        35.40        37.90        35.40

 KEY RATIOS
Return on average assets                             NM          1.01%        0.25%        1.06%
Return on average equity                             NM         11.51%        3.07%       12.04%
Equity to assets                                    7.41%        8.74%        7.41%        8.74%
Net interest margin (FTE)                           3.74%        4.08%        3.83%        4.03%
Efficiency ratio (FTE)                             67.17%       62.18%       65.68%       60.42%
Net charge-offs to average loans                    0.01%        0.02%       -0.01%        0.04%
Nonperforming assets to total loans                 2.03%        0.49%        2.03%        0.49%

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
Mid-Wisconsin Financial Services, Inc.
Financial Information
(unaudited)
                                               As of        As of
                                             December     December
                                                31,          31,       Percent
                                               2006         2005       Change
(in thousands)
ASSETS
Cash and due from banks                      $12,111      $14,242       -15.0%
Interest-bearing deposits                         21           20         5.0%
Federal funds sold                               369        9,134       -96.0%
Securities                                    82,472       76,823         7.4%
Loans held for sale                              216          319       -32.3%
Loans                                        351,447      310,370        13.2%
Allowance for loan losses                     (8,184)      (3,028)      170.3%
Accrued interest receivable                    2,475        1,928        28.4%
Premises and equipment, net                    9,332        9,027         3.4%
Goodwill                                         295          295         0.0%
Other investments - at cost                    2,616        2,972       -12.0%
Other assets                                   7,481        5,289        41.4%
Total Assets                                $460,651     $427,389         7.8%

LIABILITIES & STOCKHOLDERS' EQUITY
Non-interest-bearing deposits                $57,961      $46,373        25.0%
Interest-bearing deposits                    284,292      266,281         6.8%
  Total deposits                             342,253      312,653         9.5%
Short-term borrowings                         31,281       19,543        60.1%
Federal Home Loan Bank borrowings             38,429       44,000       -12.7%
Subordinated debentures                       10,310       10,310         0.0%
Accrued interest payable                       2,180        1,720        26.7%
Accrued expenses and other liabilities         2,065        1,789        15.4%
Total liabilities                            426,518      390,016         9.4%

Total stockholders' equity                    34,133       37,373        -8.7%
Total Liabilities & Stockholders' Equity    $460,651     $427,389         7.8%

Nonperforming assets                          $7,255       $1,516

                                             Three Months Ended            Twelve Months Ended
                                           December       December       December       December
                                              31,            31,            31,            31,
                                             2006           2005           2006           2005
Margin Analysis
EARNING ASSETS
  Loans (FTE)                                7.93%          7.28%          7.81%          6.80%
  Investment securities:
    Taxable                                  4.58%          4.15%          4.40%          4.19%
    Tax exempt (FTE)                         5.63%          6.51%          5.88%          6.51%
    Other                                    5.73%          4.89%          5.33%          2.64%
  Total earning assets                       7.33%          6.74%          7.20%          6.29%

INTEREST BEARING LIABILITIES
  Interest bearing demand                    2.16%          1.15%          2.14%          1.13%
  Savings deposits                           3.49%          1.97%          3.23%          1.42%
  Time deposits                              4.81%          3.58%          4.42%          3.09%
Short-term borrowings                        4.55%          3.30%          4.31%          2.91%
Federal Home Loan Bank borrowings            4.22%          3.74%          4.06%          3.70%
Subordinated debenture                       5.96%          5.94%          5.97%          5.87%
Total interest bearing liabilities           4.21%          3.15%          3.93%          2.67%

Net Interest rate spread (FTE)               3.12%          3.59%          3.27%          3.62%
Net interest rate margin (FTE)               3.74%          4.08%          3.83%          4.03%

Average Balance Sheet (in thousands)
Loans                                    $350,315      $312,358        $330,490       $298,026
Deposits                                  356,884       304,246         332,955        295,522
Assets                                    461,344       422,381         440,865        412,526
Stockholders equity                        36,332        36,909          35,642         36,437